American Century Investments®
Quarterly Portfolio Holdings
Real Estate Fund
July 31, 2021

Real Estate - Schedule of Investments
JULY 31, 2021 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.5%
Data Centers — 8.0%
CoreSite Realty Corp.	73,352	10,137,980
Equinix, Inc.	85,257	69,945,695
		80,083,675
Health Care — 6.9%
Community Healthcare Trust, Inc.	106,107	5,287,312
Ventas, Inc.	353,820	21,151,359
Welltower, Inc.	495,488	43,038,088
		69,476,759
Industrial — 13.8%
Innovative Industrial Properties, Inc.	86,939	18,691,015
Prologis, Inc.	773,895	99,089,516
Rexford Industrial Realty, Inc.	341,365	21,000,775
		138,781,306
Infrastructure REITs — 19.1%
American Tower Corp.	255,760	72,328,928
Crown Castle International Corp.	366,350	70,738,522
SBA Communications Corp.	142,080	48,447,859
		191,515,309
Lodging/Resorts — 2.2%
MGM Growth Properties LLC, Class A	136,149	5,146,432
Travel + Leisure Co.	20,804	1,077,647
Xenia Hotels & Resorts, Inc.(1)	884,614	15,639,976
		21,864,055
Office — 3.8%
Empire State Realty Trust, Inc., Class A	524,145	5,990,977
Kilroy Realty Corp.	267,717	18,544,757
SL Green Realty Corp.	184,005	13,701,012
		38,236,746
Residential — 21.2%
American Campus Communities, Inc.	251,556	12,655,782
AvalonBay Communities, Inc.	72,570	16,533,623
Equity Residential	393,258	33,084,796
Essex Property Trust, Inc.	61,094	20,044,941
Invitation Homes, Inc.	1,246,180	50,694,603
Sun Communities, Inc.	190,391	37,337,579
UDR, Inc.	771,877	42,445,516
		212,796,840
Retail — 12.9%
Brixmor Property Group, Inc.	749,290	17,248,656
Essential Properties Realty Trust, Inc.	262,116	7,811,057
Kimco Realty Corp.	954,075	20,350,420
NETSTREIT Corp.	296,249	7,687,662
Realty Income Corp.	405,211	28,482,281
Simon Property Group, Inc.	266,970	33,777,044
Urban Edge Properties	764,104	14,517,976
		129,875,096
Self Storage — 6.4%
Extra Space Storage, Inc.	199,957	34,820,512

Life Storage, Inc.	250,745	29,427,433
		64,247,945
Specialty — 3.2%
Iron Mountain, Inc.	345,800	15,132,208
VICI Properties, Inc.	540,543	16,859,536
		31,991,744
Timber REITs — 2.0%
PotlatchDeltic Corp.	257,301	13,364,214
Weyerhaeuser Co.	210,113	7,087,112
		20,451,326
TOTAL COMMON STOCKS (Cost $688,544,379)		999,320,801
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 12/31/22 - 11/15/41, valued at $1,767,467), in a joint trading account at 0.02%, dated 7/30/21, due 8/2/21 (Delivery value $1,732,549)		1,732,546
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $4,415,606), at 0.02%, dated 7/30/21, due 8/2/21 (Delivery value $4,329,007)		4,329,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	556,098	556,098
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,617,644)		6,617,644
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $695,162,023)		1,005,938,445
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,970,387)
TOTAL NET ASSETS — 100.0%		$1,003,968,058

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	999,320,801	—	—
Temporary Cash Investments	556,098	6,061,546	—
	999,876,899	6,061,546	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.